FCPT Announces Fourth Quarter 2019 Financial and Operating Results MILL VALLEY, CA – February 12, 2020 / Business Wire – Four Corners Property Trust, Inc. (“FCPT” or the “Company”, NYSE: FCPT) today announced financial results for the three months and the year ended December 31, 2019. Management Comments “FCPT had a very productive 2019. The company invested nearly $200 million in properties that met or exceeded our return objectives, serving to both expand and position the company further toward one of our stated strategic objectives of diversification,” said CEO Bill Lenehan. “We begin 2020 with a significant volume of announced but not yet closed outparcel transactions of approximately $132 million, positioning the company to extend the growth we saw in 2019. We are encouraged to pursue this growth given the strength of our balance sheet.” Financial Results Rental Revenue and Net Income Attributable to Common Shareholders • Rental revenue for the fourth quarter increased 8.1% over the prior year to $35.9 million. Rental revenue consisted of $33.8 million in cash rents and $2.1 million of straight-line and other non-cash rent adjustments. • Net income attributable to common shareholders was $18.9 million for the fourth quarter, or $0.27 per diluted share. These results compare to net income attributable to common shareholders of $21.2 million in the prior year, or $0.31 per diluted share, including a $4.4 million gain on the sale of a property. • Net income attributable to common shareholders was $72.6 million for the year ended December 31, 2019, or $1.06 per diluted share. These results compare to net income attributable to common shareholders of $82.4 million, or $1.28 per diluted share, including $15.3 million of gains on the sale of properties, for the prior year. Funds from Operations (FFO) • NAREIT-defined FFO per diluted share for the fourth quarter was $0.37, representing a $0.01 per share increase compared to the fourth quarter in 2018. • NAREIT-defined FFO per diluted share for the year ended December 31, 2019 was $1.44, representing a $0.03 per share increase compared to the prior year. Adjusted Funds from Operations (AFFO) • AFFO per diluted share for the fourth quarter was $0.36, representing a $0.02 per share increase compared to the fourth quarter in 2018. • AFFO per diluted share for the year ended December 31, 2019 was $1.39, representing a $0.03 per share increase compared to the prior year. General and Administrative (G&A) Expense • G&A expense for the fourth quarter was $3.2 million, which included $0.8 million of stock-based compensation. These results compare to G&A expense in the fourth quarter of 2018 of $3.4 million, including $0.9 million of stock-based compensation. • Cash G&A expense (after excluding stock-based compensation) for the fourth quarter was $2.4 million, representing 7.0% of cash rental income for the quarter, compared to 8.2% in the fourth quarter of 2018. Dividends • FCPT declared a dividend of $0.305 per common share for the fourth quarter of 2019, representing a 6.1%

increase over the prior quarter rate. Portfolio Activities Acquisitions • During the fourth quarter of 2019, FCPT acquired 50 properties and leasehold interests for a combined purchase price of $120.6 million at an initial weighted average cash yield of 6.4% and a weighted average remaining lease term of 10 years. • For the year ended December 31, 2019, FCPT acquired 90 properties and leasehold interests for a combined purchase price of $199.0 million at an initial weighted average cash yield of 6.5% and a weighted average remaining lease term of 10 years. • In the fourth quarter, FCPT announced the signing of separate purchase agreements with Brookfield Properties (NASDAQ: BPY, TSX: BPY.UN), Seritage Growth Properties (NYSE: SRG), and PREIT (NYSE: PEI) to purchase up to a combined 61 properties for approximately $144.7 million. These transactions were priced at a mid-six percent capitalization rate on net operating income and included 17 non-restaurant brands. These transactions are all subject to customary closing conditions, diligence and regulatory approvals. • From the previously announced outparcel transactions with Washington Prime Group, Brookfield, Seritage and PREIT, FCPT expects to close in 2020 on properties with an additional 65 leases for a $131.9 million combined purchase price. Liquidity and Capital Markets Capital Raising • During the fourth quarter, FCPT settled the previously announced forward sale agreement under the ATM program of 1,603,478 shares of common stock at a weighted average offering price of $28.97 for gross proceeds of $46.5 million. Liquidity • At December 31, 2019, FCPT had $203.1 million of available liquidity including cash and cash equivalents and undrawn credit line capacity. Credit Facility and Unsecured Note • At December 31, 2019, FCPT had $677 million of outstanding debt, consisting of $400 million of term loans, $225 million of unsecured fixed rate notes, and $52 million drawn on FCPT’s $250 million revolving credit facility. Real Estate Portfolio • As of December 31, 2019, the Company’s rental portfolio consisted of 699 properties located in 46 states. The properties are 99.7% occupied (measured by square feet) under long-term, net leases with a weighted average remaining lease term of approximately 11.1 years and an estimated portfolio weighted average EBITDAR to Lease Rent coverage of 4.7x. Conference Call Information Company management will host a conference call and audio webcast on Thursday, February 13 at 11:00 a.m. Eastern Time, to discuss the results.

Interested parties can listen to the call via the following: Internet: Go to http://dpregister.com/10138915 at least 15 minutes prior to start time of the call, in order to register and to download any necessary audio software. Please note for those that register, the dial-in number will be provided upon registration. Phone: 1-888-346-5243 (domestic) / 1-412-317-5120 (international). Participants not pre-registered must ask to be joined into the Four Corners Property Trust call. Replay: Available through May 15, 2020 by dialing 1-877-344-7529 (domestic) / 1-412-317- 0088 (international), Replay Access Code 10138915. About FCPT FCPT, headquartered in Mill Valley, CA, is a real estate investment trust primarily engaged in the acquisition and leasing of restaurant properties. The Company seeks to grow its portfolio by acquiring additional real estate to lease, on a net basis, for use in the restaurant and retail industries.

Cautionary Note Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of the federal securities laws. Forward- looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance; announced transactions; and expectations regarding the making of distributions and the payment of dividends. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For a further discussion of these and other factors that could cause the company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the company’s most recent annual report on Form 10-K, and other risks described in documents subsequently filed by the company from time to time with the Securities and Exchange Commission. Notice Regarding Non-GAAP Financial Measures: In addition to U.S. GAAP financial measures, this press release and the referenced supplemental financial and operating report contain and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the investor relations section of our website. Supplemental Materials and Website: Supplemental materials on the Fourth Quarter 2019 operating results and other information on the Company are available on the investors relations section of FCPT’s website at www.investors.fcpt.com. FCPT Bill Lenehan, 415-965-8031 CEO Gerry Morgan, 415-965-8032 CFO

Four Corners Property Trust Consolidated Statements of Income (In thousands, except share and per share data) Three Months Ended December 31, Year Ended December 31, 2019 2018 2019 2018 (Unaudited) Revenues: Rental revenue $ 35,850 $ 33,156 $ 139,682 $ 123,665 Restaurant revenue 5,031 4,879 20,551 19,970 Total revenues 40,881 38,035 160,233 143,635 Operating expenses: General and administrative 3,168 3,447 13,934 13,206 Depreciation and amortization 6,780 7,571 26,312 23,884 Property expenses 508 143 1,579 433 Restaurant expenses 4,890 4,645 19,632 19,014 Total operating expenses 15,346 15,806 61,457 56,537 Interest expense (6,547) (5,293) (26,516) (19,959) Other income, net 72 77 944 781 Realized gain on sale, net - 4,392 - 15,271 Income tax expense (67) (74) (265) (262) Net income 18,993 21,331 72,939 82,929 Net income attributable to noncontrolling interest (79) (129) (323) (531) Net Income Attributable to Common Shareholders $ 18,914 $ 21,202 $ 72,616 $ 82,398 Basic net income per share $ 0.27 $ 0.31 $ 1.06 $ 1.29 Diluted net income per share $ 0.27 $ 0.31 $ 1.06 $ 1.28 Regular dividends declared per share $ 0.3050 $ 0.2875 $ 1.1675 $ 1.1125 Weighted-average shares outstanding: Basic 68,907,749 67,712,311 68,430,841 64,041,255 Diluted 69,117,820 68,113,011 68,632,010 64,388,929

Four Corners Property Trust Consolidated Balance Sheets (In thousands, except share data) December 31, 2019 December 31, 2018 ASSETS Real estate investments: Land $ 690,575 $ 569,057 Buildings, equipment and improvements 1,277,159 1,236,224 Total real estate investments 1,967,734 1,805,281 Less: Accumulated depreciation (635,630) (614,584) Total real estate investments, net 1,332,104 1,190,697 Intangible lease assets, net 57,917 18,998 Total real estate investments and intangible lease assets, net 1,390,021 1,209,695 Cash and cash equivalents 5,083 92,041 Straight-line rent adjustment 39,350 30,141 Derivative assets 1,451 5,982 Other assets 10,165 5,239 Total Assets $ 1,446,070 $ 1,343,098 LIABILITIES AND EQUITY Liabilities: Long-term debt ($677,000 and $625,000 principal, respectively) $ 669,940 $ 615,892 Dividends payable 21,325 19,580 Rent received in advance 10,463 1,609 Derivative liabilities 5,005 - Other liabilities 12,596 7,053 Total liabilities 719,329 644,134 Equity: Preferred stock, $0.0001 par value per share, 25,000,000 shares authorized, zero shares issued and outstanding - - Common stock, $0.0001 par value per share, 500,000,000 shares authorized, 70,020,660 and 68,204,405 shares issued and outstanding, respectively 7 7 Additional paid-in capital 686,181 639,116 Accumulated other comprehensive (loss) income (3,539) 5,956 Noncontrolling interest 5,691 7,867 Retained earnings 38,401 46,018 Total equity 726,741 698,964 Total Liabilities and Equity $ 1,446,070 $ 1,343,098

Four Corners Property Trust FFO and AFFO (Unaudited) (In thousands, except share and per share data) Three Months Ended December 31, Year Ended December 31, 2019 2018 2019 2018 Funds from operations (FFO): Net income $ 18,993 $ 21,331 $ 72,939 $ 82,929 Depreciation and amortization 6,677 6,022 26,158 22,287 Realized gain on sales of real estate - (4,392) - (15,271) Provision for impairment - 1,530 - 1,530 Realized gain on exchange of real estate (1) - - - (228) FFO (as defined by NAREIT) $ 25,670 $ 24,491 $ 99,097 $ 91,247 Straight-line rent (2,199) (2,431) (9,207) (9,288) Stock-based compensation 810 930 3,602 3,967 Non-cash amortization of deferred financing costs 512 466 2,050 1,834 Other non-cash interest income 1 2 (4) 29 Non-real estate investment depreciation 103 19 154 67 Amortization of above and below market leases, net 109 18 158 64 Adjusted Funds from Operations (AFFO) $ 25,006 $ 23,495 $ 95,850 $ 87,920 (2) Fully diluted shares outstanding 69,407,212 68,522,331 68,937,263 64,798,250 FFO per diluted share $ 0.37 $ 0.36 $ 1.44 $ 1.41 AFFO per diluted share $ 0.36 $ 0.34 $ 1.39 $ 1.36 (1) Non-cash gain recognized for GAAP purposes on the transfer of nonfinancial assets related to an excess land parcel exchange. (2) Assumes the issuance of common shares for OP units held by non-controlling interest.